BILL OF SALE AND GENERAL ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, **MAPLE HILLS MHP LLC**, a North Carolina limited liability company ("*Assignor*"), as of this 24 day of December 2020, does hereby grant, bargain, sell, transfer, convey, assign, and deliver unto **GVEST HOMES I LLC**, a Delaware limited liability company ("*Assignee*"), all of Assignor's right, title and interest (if any, none being warranted hereby, and only to the extent legally assignable or transferrable by Assignor) in and to the following (collectively, the "***Property***"):

(a) All mobile homes or manufactured homes set forth on Exhibit A attached hereto and incorporated herein by reference (the "***Homes***");

(b) All mechanical systems and equipment comprising a part of or attached to the Homes, including, but not limited to electrical systems, plumbing systems, heating systems, air conditioning systems, security, alarm and entry systems, and satellite, cable or other television systems, but not those mechanical systems or equipment that are a part of the real property on which such Homes are situated;

(c) All licenses, permits, approvals and authorizations required for the use and operation of the Homes, but not any licenses, permits, approvals or authorizations relating to the real property on which such Homes are situated;

(d) All warranties, guaranties or bonds covering any of the Homes, but not any warranties, guaranties or bonds covering the real property on which such Homes are situated; and

(e) All intangible property, goodwill, rights and privileges owned by Assignor and in any way related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the Homes, but not to the extent related to, or used in connection with, the ownership, operation, maintenance, use or occupancy of the real property on which such Homes are situated.

TO HAVE AND TO HOLD the Property unto Assignee, its successors and assigns forever.

Assignor agrees to take such other actions as reasonably necessary to convey title to the Homes to Assignee, including delivering available certificates of title together with any DMV forms, powers of attorney or other documentation that be reasonably necessary to transfer title to such Homes.

THE PROPERTY IS HEREBY CONVEYED TO ASSIGNEE IN AN "AS IS," "WHERE IS," "WITH ALL FAULTS" CONDITION, AND ASSIGNOR DOES NOT WARRANT, AND HEREBY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF TRANSFER, QUALITY, FITNESS AND MERCHANTABILITY RELATING TO ANY OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE PROPERTY OR THE FITNESS OF ANY OF THE PROPERTY CONVEYED HEREBY FOR A PARTICULAR USE OR PURPOSE OR FOR ASSIGNEE'S INTENDED USE OR PURPOSE.

[Signature Page Follows]

IN WITNESS WHEREOF, Assignor has executed this Bill of Sale and General Assignment as of the date first set forth above.

ASSIGNOR:

MAPLE HILLS MHP LLC,
a North Carolina limited liability company

By: Manufactured Housing Properties Inc.,
a Nevada corporation, Its Sole Member

By: ______________________
Name: Raymond M. Gee
Its: Chief Executive Officer

ASSIGNEE:

GVEST HOMES I LLC.
a Delaware limited liability company

By: ______________________
Name: Raymond M. Gee
Title: Manager

Exhibit A

List of Homes

[attached]

Address	Site Number	Model Year	Manufacturer	VIN#	Width	Length	Purchase Price
15 Maple Hill Circle	2	1980	Pace	ALFRC0206541A	14	70	16,521.42
29 Maple Hill Circle	4	1991	Oakwood	HONC27214CK2224480	14	70	20,408.81
54 Maple Hill Circle	5	2009	SCTB	SBHGA1120903971	14	66	10,690.33
135 Maple Hill Circle	6	2000	Redman	13847821	14	76	17,110.78
128 Maple Hill Circle	7	1992	Hort	H97963G	14	60	13,636.48
146 Maple Hill Circle	9	1990	King	MY908872K	14	72	14,577.72
161 Maple Hill Circle	10	1990	Summ	H78486G	14	70	13,636.48
173 Maple Hill Circle	12	1987	Kirk	13814662	14	70	18,465.12
15 Maple Tree Court	17	1987	Glen	16L02542	14	70	14,927.03
239 Maple Hill Circle	18	1996	Sadd	VAFLK19A43945SV19	16	63	15,566.65
23 Maple Tree Court	19	2000	Clayton	CWp008449TN	14	56	17,110.78
246 Maple Hill Circle	21	1992	Vogu	NCFLN41A23171VO	14	70	16,086.59
257 Maple Hill Circle	22	1989	Clayton	CLM046453TN	14	70	12,842.03
147 Maple View Drive	25	1981	Rich	N50898	14	64	22,352.51
139 Maple View Drive	27	2008	SCTB	SBHGA1280702708	14	66	18,012.20
289 Maple Hill Circle	28	1995	Oakwood	HONC05524008	14	70	13,333.80
119 Maple View Drive	29	2008	SCTB	SBHGA1270702704	14	66	19,436.97
317 Maple Hill Circle	34	1999	Redman	13845078	16	70	15,743.94
142 Maple View Drive	35	1987	Bonn	BNAL14663106	14	70	15,549.57
154 Maple View Drive	37	1990	Hort	H78390G	16	70	13,515.81
193 Maple Hill Homes	40	1986	Conn	CHCCNC681410033ES6044	14	70	17,826.53
139 Maple Hill Homes	43	1989	West	GAFLK75A07343WE	14	70	16,724.75
24 Woodmont Height:	47	1981	Masc	MHG17282	14	68	12,674.67
99 Maple Hill Homes [	49	1980	Mast	CH181476NC	14	70	16,162.78
168 Maple Hill Homes	50	1994	Clayton	CLM059391TN	14	70	15,952.68
93 Maple Hill Homes [	51	1982	Rich	HWC056805	14	56	13,515.81
154 Maple Hill Homes	52	1998	Oakwood	HONC03314655	14	70	19,436.97
71 Maple Hill Homes [	53	1982	Rich	N50960	14	64	22,054.13
116 Maple Hill Homes	58	1992	Hort	H97514G	14	60	17,110.78
36 Maplemont Lane	59	1994	Ceda	80141096G	14	65	18,654.91
86 Maple Hill Homes [	60	1999	Oakwood	HNC0331771	16	70	19,436.97
50 Maplemont Lane	61	1982	Rich	N51131	14	64	13,636.48
45 Maplemont Lane	63	1980	Wind	ZWI701412045	14	70	21,876.35
46 Maple Hill Homes [	66	1987	Kirk	13813499	14	60	17,496.82
83 Maple View Drive	67	1990	Newm	13820203	14	70	16,674.05
36 Maple Hill Homes [	68	1994	Kent	GI10420	14	50	17,339.67
67 Maple View Drive	69	2008	SCTB	SBHGA1250702651	14	66	15,952.68
27 Woodmont Height:	70	1993	Dest	35121	12	42	18,853.86
43 Woodmont Height:	72	1981	Brig	75147	14	56	15,952.68
57 Woodmont Height:	74	1984	Guer	GDWGA358330726	14	60	17,493.27
							654,351.87